THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREFOR OR ANY APPLICABLE EXEMPTION FROM REGISTRATION. THE SALE, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY IS ALSO SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS NOTE, AND NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.



                                   PROMISSORY NOTE



$687,500                                                   Greenbrae, California
                                                                 January 1, 1998


     FOR VALUE RECEIVED, Golden State Vintners, Inc., a Delaware corporation ("Maker"), hereby promises to pay to Brian R. Thompson and permitted assigns (the "Holder") the principal sum of Six Hundred Eighty-Seven Thousand Five Hundred Dollars ($687,500), pursuant to the terms and conditions set forth in this Promissory Note (the "Note"). The outstanding principal amount of this Note shall become automatically due and payable within five (5) business days (the "Initial Maturity Date") of the consummation by Maker of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Maker's newly-created Class B Common Stock (the "Public Offering"). If Maker shall not have consummated the Public Offering, Maker shall pay the principal balance due under this Note in one lump sum payment on November 30, 1998 (the "Second Maturity Date"). Any principal payment on the Second Maturity Date shall also include the payment of interest on the unpaid principal balance hereof, which shall accrue at the rate of seven and one half percent (7.5%) per annum, such interest shall be deemed to have accrued from January 1, 1998 to November 30, 1998.

     1.   PAYMENTS OF PRINCIPAL AND INTEREST.

          (a) All payments of principal and interest due hereunder shall be payable in lawful money of the United States of America mailed to Holder at 500 Drake's Landing Road, Greenbrae, California 94904, or at such other place as Holder may designate to Maker in writing. In no event shall Holder be entitled to interest exceeding the maximum rate permitted by law. Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days for the actual number of days elapsed.

          (b) The principal balance of, and all accrued but unpaid interest, if any, due on, this Note may be prepaid, in whole or in part, at any time, without premium or penalty.

     2. ACCELERATION OF MATURITY. If an Event of Default occurs, then, and in every such case, the Holder may declare the aggregate outstanding principal of and all accrued but unpaid interest on this Note to be immediately due and payable. For purposes of this Note, an "Event of Default" means the failure by Maker to make (a) the payment of the principal balance due hereunder by the Initial Maturity Date or (b) the payment of the principal balance due hereunder plus any and all interest within ten (10) days of the Second Maturity Date.

     3.   GENERAL PROVISIONS.

          (a) NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any one or more of such failures or delays constitute a course of performance or dealing on which Maker is entitled to rely, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          (b) ASSIGNMENT. This Note shall be binding upon Maker and shall inure to the benefit of Holder, his successors and assigns. Maker's obligations hereunder may not be assigned or delegated without the prior written consent of Holder.

          (c) COSTS OF COLLECTION. If any action is brought to enforce or to interpret this Note, the prevailing party shall be entitled to recover as an element of its costs of the action, and not as damages, all attorneys' fees actually incurred, regardless of any otherwise applicable court schedule used for the determination thereof, and regardless of any otherwise applicable determination of any court or arbitrator concerning the reasonableness of the amount thereof. It is the express intent of the parties that, under all circumstances, the prevailing party shall recover all attorneys' fees actually incurred in bringing the action and in enforcing any judgment or award granted therein, all of which shall be deemed to have accrued upon the commencement of the action. The "prevailing party" shall be the party that is entitled to recover its costs of the action, regardless of whether the action proceeds to final judgment. Any judgment, order or award entered in the action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such judgment, order or award.


                                          2.
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          (d)  WAIVERS OF MAKER.  Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or endorsement of this note.

          (e) GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, Maker has caused this note to be signed in its name as of the date first above written.


                                             GOLDEN STATE VINTNERS, INC.,
                                             a Delaware corporation



                                             By:
                                                 -----------------------------
                                                  Name: Jeffrey J. Brown
                                                  Its:  Chairman of the Board


                                          3.